SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 DATE OF EARLIEST REPORTED EVENT - NOVEMBER 21, 2003



                     THE ENCHANTED VILLAGE, INC.
           (Exact name of Registrant as specified in its charter)


     DELAWARE                           000-11991          30-0091294
 (State or other jurisdiction of        (Commission       (IRS Employer
           incorporation)              File Number)     Identification Number)



                             645 Beachland Boulevard
                            Vero Beach, Florida 33755
                    (Address of principal executive offices)



                                 (772) 231-7544 (Registrant's
                           telephone number, including area code)



                                 (772) 231-XXXX
                (Issuer's facsimile number, including area code)



                        1407 North Fort Harrison, Suite F
                            Clearwater, Florida 33755
          (Former name or former address, if changed since last report)

ITEM 1.
CHANGES IN CONTROL OF REGISTRANT

Background Information

       On January 31, 2003, our outstanding capital stock consisted of:

o      10,668,333 shares of voting common stock;

o      4,428,616 shares of non-voting Class A Common Stock; and

o      300,000 shares of Convertible Series A Preferred Stock.

Of this total, Stirling Corporate Services LLC and its president Sally A. Fonner collectively owned 5,440,050 shares, or approximately 51%, of our common stock and 200,375 shares, or approximately 68%, of our Preferred Stock.

       On February 10, 2003 we mailed an Information Statement Pursuant to
Section 14(c) of the Securities Exchange Act of 1934 to all of our stockholders. Our Schedule 14C Information Statement provided detailed information on a planned restructuring of our affairs that was approved by written consent on March 3, 2003. As a result of the restructuring:

o Our authorized capital stock was increased to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock;

o      Our outstanding Class A Common Stock was reclassified as common stock;

o      Our outstanding Preferred Stock was reclassified as common stock;

o We implemented a reverse split in the ratio of one (1) new share for each 4,000 shares of common stock outstanding after the reclassification of the Class A Common Stock and Preferred Stock; and

o We implemented a 100 for 1 forward split of the common stock outstanding immediately after the implementation of the reverse split.

       Our Certificate of Incorporation was amended to implement the reclassification and reverse split described in our Schedule 14C Information Statement on March 10, 2003. We did not, however, promptly exchange stock certificates to reflect the reclassification and reverse split. While our common stock is quoted on the Over-the-Counter Bulletin Board (Symbol: ENCV), the market price is nominal and trading is sporadic. Accordingly, we believe the delay did not prejudice any purchasers of our common stock. On November 21, 2003, we notified the OTCBB that we intend to finalize the reclassification and reverse split as of the close of business on December 5, 2003. Thereafter, our shares will trade on a post-split basis.

       After giving effect to the reclassification and reverse split, we had 772,500 shares of common stock and no other securities outstanding on March 10, 2003. We subsequently issued 70,000 shares of common stock to the firm of Petersen & Fefer as partial payment for services rendered in connection with the preparation of our delinquent SEC filings and the development of our restructuring plan. All record holders of our common stock own at least 100 shares.

Change in Control

     In the summer of 2003, Ms. Fonner was advised that she had an illness that would require surgery and a lengthy recovery period. She subsequently learned that a follow-up operation would be required. Ms. Fonner's situation has negatively impacted our business for several months and the additional surgery is expected to negatively impact her ability to devote adequate time to our affairs in the future. Accordingly, Ms. Fonner concluded that the most reasonable course of action would be to divest her interest in our company and turn our affairs over to an organization that has the experience, staff and other resources required for the implementation of our business plan.

         On November 21, 2003, we agreed to sell 500,000 shares of common stock to the Keating Reverse Merger Fund LLC at a price of $.10 per share. Concurrently, Ms. Fonner, Stirling and Petersen & Fefer agreed to exchange $309,100 in accrued liabilities and deferred compensation that our company owed them for 3,091,000 newly issued shares of our common stock. As a condition of this exchange Ms. Fonner and Petersen & Fefer waived their rights to receive 102,500 shares of common stock as compensation for services previously rendered. Immediately thereafter Ms. Fonner, Stirling and Petersen & Fefer agreed to sell 3,502,700 shares of our common stock to the Keating Reverse Merger Fund LLC for $225,000. Under the agreements with the Keating Reverse Merger Fund LLC, Ms. Fonner also agreed to:

o File the Current Report on Form 8-K and an Information Statement pursuant to Rule 14f-1 with the Securities and Exchange Commission;

o Promptly resign as our president and appoint Kevin R. Keating as her successor; and

o Upon compliance with Rule 14f-1, appoint Kevin R. Keating as a member of our board and then resign her position as a director.

         Ms. Fonner's resignation and Mr. Keating's appointment as president became effective on November 24, 2003. Concurrently, the principal executive office of our company was moved to 645 Beachland Boulevard, Vero Beach, FL 32963. On December 8, 2003, Ms. Fonner will appoint Mr. Keating to serve as a board member until the next annual meeting of our stockholders. Ms. Fonner will then promptly resign for medical reasons and Mr. Keating will become the sole director of our company.

         At the date of this Current Report, the Keating Reverse Merger Fund LLC owns 4,002,700 shares, or 90.3% of our common stock and our other stockholders own 430,700 shares, or 9.7% of our common stock. Ms. Fonner, Stirling and Petersen & Fefer have no continuing economic interest in our company as either stockholders or creditors.

Security ownership of certain
Beneficial owners and management

         The following table contains information concerning the beneficial ownership of our common stock on the date of this Current Report, by (i) each person who is known to be the beneficial owner of more than 5 percent of our common stock; (ii) all directors and executive officers of our company; and
(iii) directors and executive officers of our company as a group. For purposes of the table, beneficial ownership includes the contractual right to acquire shares.


                                                                            Amount of
        Name and Address                                                   Beneficial                  Percent
      of Beneficial Owner                                                   Ownership                 of Class
==========================================================================================================

Keating Reverse Merger Fund LLC (1)(2)                                      4,002,700                     90.3%

Sally A. Fonner (2)(3)                                                      1,330,800                     30.0%

Stirling Corporate Services LLC (2)(3)                                        901,900                     20.3%

Petersen & Fefer (2)(4)                                                     1,270,000                     28.6%

Executive Officers and Directors                                            4,002,700                     90.3%
as a Group (1 persons)

(1)    5251 DTC Parkway, Suite 1090, Greenwood Village CO  80110-2739.
(2) Includes 500,000 shares that the Keating Reverse Merger Fund LLC purchased from our company; 1,330,800 shares that the Fund LLC purchased from Ms. Fonner; 901,900 shares that the Fund LLC purchased from Stirling; and 1,270,000 shares that the Fund LLC purchased from Petersen
       & Fefer.
(3)    1407 N. Fort Harrison, Clearwater, Florida 33755. (4) Chateau de
       Barbereche, Switzerland 1783 Barbereche



ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS.

       Not Applicable

Item 3.
Bankruptcy or Receivership.

       Not Applicable

Item 4.
Changes in Registrant's Certifying Accountant.

       Not Applicable

Item 5.
Other Events AND REGULATION FD DISCLOSURE.

       Not Applicable

Item 6.
Resignations of REGISTRANT'S Directors.

       Not Applicable

ITEM 7.
Financial Statements and Exhibits.

(a) Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

     10.1 Common Stock Purchase Agreement dated November 21, 2003 between The Enchanted Village, Inc. and Keating Reverse Merger Fund LLC

     10.2 Common Stock Purchase Agreement dated November 21, 2003 between The Enchanted Village, Inc. and Sally A. Fonner
     10.3 Common Stock Purchase Agreement dated November 29, 2003 between The Enchanted Village, Inc. and Stirling Corporate Services LLC

     10.4 Common Stock Purchase Agreement dated November 21, 2003 between The Enchanted Village, Inc. and Petersen & Fefer, attorneys

     10.5 Purchase and Sale Agreement dated November 21, 2003 between Keating Reverse Merger Fund LLC as buyer and Sally A. Fonner, Stirling Corporate Services LLC and Petersen & Fefer, attorneys as sellers

Item 8.
Change in Fiscal Year.

       Not Applicable

Item 9.
REGULATION FD DISCLOSURE.

       Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The Enchanted Village, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


THE ENCHANTED VILLAGE, INC.
November 24, 2003

By:             /s/ Sally A. Fonner
   -----------------------------------------
    Sally A. Fonner, president and sole director